SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report:  February 18, 2004

INTERNATIONAL ALUMINUM CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 1-7256

California

95-2385235

(State of incorporation)	(I.R.S. Employer No.)

767 Monterey Pass Road
Monterey Park, California 91754
(323) 264-1670

(Principal executive office)

INTERNATIONAL ALUMINUM CORPORATION

INDEX

Item 5.        Other Events and Regulation FD Disclosure.

On February 18, 2004, International Aluminum Corporation issued a press release announcing that it had retained The Seidler Companies Incorporated, Investment Bankers, as its financial advisor to assist in efforts to maximize shareholder value.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits.

(c)      Exhibits:

99.1         Press release dated February 18, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION
(Registrant)

Date: February 18, 2004	By:	/s/ MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President – Finance